UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

June 20, 2017

Xactly Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-37451	11-3744289
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 Park Avenue, Suite 1700

San Jose, California 95110

(Address of principal executive offices, including zip code)

(408) 977-3132

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 1.01	Entry into a Material Definitive Agreement.

On June 20, 2017, Xactly Corporation, a Delaware Corporation (“Xactly” or the “Company”), entered into an Amendment to the Agreement and Plan of Merger (the “Amendment”), which amended the Agreement and Plan of Merger, dated May 29, 2017 (the “Amended Merger Agreement”), by and among Excalibur Parent, LLC, a Delaware limited liability company (“Parent”), Excalibur Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”) and the Company. The Amendment provides clarification in order to implement the parties’ original intent on how outstanding equity awards are treated upon the consummation of the Merger. Capitalized terms used herein but not otherwise defined have the meaning set forth in the Amended Merger Agreement.

The foregoing description of the Amendment and the transactions contemplated thereby does not purport to be complete, and is subject to, and qualified in its entirety by reference to, the full text of the Amendment, which is attached as Exhibit 2.2 and is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On June 20, 2017, the Company held its annual meeting of stockholders (the “Annual Meeting”). Present at the Annual Meeting were holders of 28,393,304 shares of common stock of the Company, representing 88.74% of the outstanding shares entitled to vote as of April 26, 2017, the record date for the Annual Meeting, and constituting a quorum for the transaction of business. The stockholders of the Company voted on the following proposals at the Annual Meeting, each of which is more fully described in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on May 11, 2017:

1.	To elect two Class II directors to serve until the Company’s 2020 annual meeting of stockholders and until their successors are duly elected and qualified; and

2.	To ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending January 31, 2018.

The voting results for each of these proposals are detailed below.

1. Election of Directors

Nominee	For	Withheld	Broker Non-Votes
Lauren P. Flaherty	18,135,174	3,591,745	6,666,385
Carol G. Mills	17,838,803	3,888,116	6,666,385

Each director nominee was duly elected as a Class II director to serve until the Company’s 2020 annual meeting of stockholders and until her successor is duly elected and qualified.

2. Ratification of Appointment of Independent Registered Public Accounting Firm

For	Against	Abstain	Broker Non-Votes
28,256,329	3	136,972	—

The stockholders of the Company ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending January 31, 2018.

Item 8.01	Other Events.

The consummation of the Merger is conditioned upon, among other things, the expiration or termination of any waiting periods applicable to the consummation of the Merger under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (the “HSR Act”). On June 20, 2017, the U.S. Federal Trade Commission notified Xactly that early termination of the waiting period under the HSR Act was granted, effective immediately.

The consummation of the Merger remains subject to approval by Xactly’s stockholders and the satisfaction or waiver of customary closing conditions set forth in the Amended Merger Agreement.

Additional Information and Where to Find It

Xactly has filed a preliminary proxy statement on Schedule 14A with the Securities and Exchange Commission (the “SEC”). Promptly after filing its definitive proxy statement with the SEC, Xactly will furnish to its stockholders the definitive proxy statement in connection with the proposed Merger. The preliminary proxy statement described above contains important information about the proposed Merger and related matters. INVESTORS, STOCKHOLDERS AND SECURITY HOLDERS OF XACTLY ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE TRANSACTION THAT XACTLY WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT XACTLY AND THE TRANSACTION. Investors, stockholders and security holders will be able to obtain free copies of these documents and other documents filed with the SEC by Xactly through the website maintained by the SEC at www.sec.gov. In addition, investors, stockholders and security holders will be able to obtain free copies of these documents from Xactly by contacting Xactly’s Investor Relations at (408) 477-3338, by e-mail at ir@xactlycorp.com, or by going to Xactly’s Investor Relations page on its website at investors.xactlycorp.com.

Participants in the Solicitation

The directors and executive officers of Xactly may be deemed to be participants in the solicitation of proxies from the stockholders of Xactly in connection with the proposed Merger. Information regarding the interests of these directors and executive officers in the transaction described herein is set forth in Xactly’s preliminary proxy statement on Schedule 14A filed with the SEC on June 16, 2017. Additional information regarding Xactly’s directors and executive officers is also included in Xactly’s proxy statement for its 2017 Annual Meeting of Stockholders, which was filed with the SEC on May 11, 2017. These documents are available free of charge as described in the preceding paragraph.

Legal Notice Regarding Forward-Looking Statements

This Form 8-K contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, including, but not limited to, statements regarding possible or assumed future results of operations of Xactly, the expected completion and timing of the Merger and other information relating to the Merger. Without limiting the foregoing, the words “believes,” “anticipates,” “plans,” “expects,” “intends,” “forecasts,” “should,” “estimates,” “contemplate,” “future,” “goal,” “potential,” “predict,” “project,” “projection,” “may,” “will,” “could,” “should,” “would,” “assuming” and other words or expressions of similar meaning or import are intended to identify forward-looking statements. You should, therefore, carefully read and consider statements that contain these words or expressions, as such forward-looking statements involve certain risks and uncertainties that could cause actual results to differ materially from those indicated in such forward-looking statements, including, but not limited to, (i) the risk that the proposed Merger may not be completed in a timely manner or at all, which may adversely affect Xactly’s business and the price of the common stock of Xactly, (ii) the failure to satisfy all of the conditions precedent to the consummation of the proposed Merger, including, but not limited to, the required consent of the stockholders of Xactly and the receipt of certain governmental or regulatory approvals, (iii) the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the merger agreement, (iv) the effect of the announcement or pendency of the transaction on Xactly’s business relationships, operating results and business generally, (v) risks that the proposed transaction disrupts current plans and operations and the potential difficulties in employee retention as a result of the transaction, (vi) risks related to diverting management’s attention from Xactly’s ongoing business operations, (vii) the outcome of any legal proceedings that may be instituted against us related to the merger agreement or the Merger and (viii) such other risks and uncertainties as identified in Xactly’s Annual Report on Form 10-K for the fiscal year ended January 31, 2017 and Quarterly Report on Form 10-Q for the fiscal quarter ended April 30, 2017, as filed with the SEC, which contain and identify important factors that could cause the actual results to differ materially from those contained in the forward-looking statements. Xactly assumes no obligation to update any forward-looking statement contained in this Form 8-K.

Item 9.01.	Financial Statements and Exhibits

EXHIBIT INDEX

Exhibit Number	Description

2.2	Amendment to Agreement and Plan of Merger, dated as of June 20, 2017, by and among Excalibur Parent, LLC, a Delaware limited liability company, Excalibur Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Excalibur Parent, LLC, and Xactly Corporation, a Delaware corporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XACTLY CORPORATION

Date: June 20, 2017

	By:	/s/ Christopher W. Cabrera
Christopher W. Cabrera
Chief Executive Officer and Director

EXHIBIT INDEX

Exhibit Number	Description

2.2	Amendment to Agreement and Plan of Merger, dated as of June 20, 2017, by and among Excalibur Parent, LLC, a Delaware limited liability company, Excalibur Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Excalibur Parent, LLC, and Xactly Corporation, a Delaware corporation.